Second Quarter 2025 Earnings August 6, 2025 Exhibit 99.2

2 Safe Harbor Statements and Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," “model”, "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to, information regarding: Third Quarter 2025 outlook, including revenue, adjusted EBITDA, adjusted EBITDA margin, and earnings per share and the drivers thereof; Full-Year 2025 guidance framework, including organic revenue growth, Brink’s Global Services revenue growth; digital retail solutions (“DRS”) and ATM managed services (“AMS”) organic revenue growth, adjusted EBITDA margin, free cash flow conversion and shareholder returns and the drivers thereof; the Company’s value creation strategy, including its capital allocation framework; the Company’s ATM managed services strategy, digital retail solutions strategy and AMS/DRS growth strategy; the impact of macroeconomic factors and general market trends; leverage expectations; cash usage trends; strategic priorities and initiatives, including the Brink’s Business System; and expected growth from the deployment of DRS and AMS. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; general economic issues, including supply chain disruptions, fuel price increases, new or increased international tariffs and/or trade barriers, inflation, recessionary conditions, changes in interest rates; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; risks associated with the usage of artificial intelligence (“AI”) technologies; our ability to maintain an effective IT infrastructure and safeguard confidential information and risks related to a failure of our IT systems and networks, including cloud-based applications, and risks associated with current and emerging technology threats, and damage from computer viruses, unauthorized access, cyber attacks, including increasingly sophisticated cyber attacks incorporating the use of AI and other similar disruptions; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions (including political conflict or unrest), regulatory issues (including the imposition of international sanctions, including by the U.S. government), military conflicts (including but not limited to the conflict in Israel and surrounding areas, as well as the possible expansion of such conflicts and potential geopolitical consequences), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions' higher-than-expected inflation and those determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including labor shortages, negotiations with organized labor and work stoppages; pandemics, acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; anticipated cash needs in light of our current liquidity position; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the American Rescue Plan Act and Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the impact of foreign tax credit regulations; the impact of the One Big Beautiful Bill Act; the outcome of pending and future claims, litigation, and administrative proceedings; our ability to comply with regulatory compliance obligations; public perception of our business, reputation and brand; our ability to identify, recruit and retain key employees; changes in estimates and assumptions underlying critical accounting policies; and the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2024, and in related disclosures in our other public filings with the Securities and Exchange Commission. All risk factors and uncertainties described herein and therein should be considered in evaluating forward-looking statements, and all of the forward-looking statements in this document are expressly qualified by the cautionary statements contained or referred to herein and therein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or our business or operations. Readers are cautioned not to rely too heavily on the forward-looking statements contained in this document. The forward-looking information included in this document is representative only as of the date of this document and The Brink's Company undertakes no obligation to update, revise or clarify any information contained in this document or forward-looking statements that may be made from time to time on our behalf, whether a a result of new information, future events or otherwise, except as required by law. These materials are copyrighted and may not be used without written permission from Brink’s. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix.

3 Second Quarter Performance Highlights Strong organic revenue growth in all segments 5% Total organic growth 16% AMS / DRS organic growth 4% Total growth Favorable FX trends Profitability performance ahead of expectations 17.8% Adjusted EBITDA margin 12.6% Operating profit Best Q2 margin in history $1.79 Earnings per share 6% reduction in share count Accelerating Free Cash Flow Generation 6 days Q2 YoY DSO improvement $102M Free Cash Flow generated in Q2 +$36M Increased Free Cash Flow YTD Revenue, EBITDA and EPS Exceeded Top End of Q2 Guidance Range Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2025 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP Second Quarter 2023 results in the Appendix. Constant currency represents 2025 results at 2024 exchange rates.

4 Executing Against Our Value Creation Strategy Grow Organically Expand Profit Margins Improve FCF Conversion Maximize Shareholder Value 5% YTD Organic growth 18% YTD AMS/DRS organic growth YTD Operating profit up 30bps YoY Margin expansion expected to accelerate in H2 +6 days Q2 YoY DSO improvement 48% TTM free cash flow conversion Utilized $130M YTD to repurchase 1.5M shares Remaining repurchase plan capacity of $166M Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2025 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP Second Quarter 2023 results in the Appendix. Constant currency represents 2025 results at 2024 exchange rates.

ATM Managed Services Strategy Update

Full ATM Ownership Value Chain

Software | Processing | Hardware | Monitoring & Forecasting | Dispatch | FLM / SLM | Cash Logistics

Recent Business Updates:

Record ATM transactions and cash dispensed in North America in Q2

Completed onboarding of Sainsbury's and other large customers in EU/North America

Strategic investment in KAL, a global ATM software provider, expands capabilities across the value chain

BRINKS 5

6 Digital Retail Solutions Strategy Update Record global installations in the second quarter Strong sales momentum building in all markets Investing to strengthen commercial capabilities Recent Business Updates: Retail Customer Accepts Cash Cash to DRS Device; Customer Credited Brink’s Efficiently Reconciles and Processes Payments

7 AMS / DRS Expands the Brink’s Addressable Market by 2-3x $28B $8B Traditional Cash Management Market Existing ATM Managed Service Market $28B $8B +2-3x Retailers with >$5,000 cash per month Remaining Bank ATMs are Outsourced All values based on management estimates and market research

AMS/DRS Growth Strategy Continues to Drive Results

($ millions)

Brink's Revenue Mix


10%
13%
16%
21%
24%
25-27%
$359
$530
$743
$1,012
$1,212
2020
2021
2022
2023
2024
2025
Target
AMS/DRS
Cash & Valuables Mgmt
AMS/DRS Percent of Total

Customer Offerings

Cash & Valuables Management

- Organic growth stable quarter-over-quarter
- Continuing to convert traditional customers to AMS / DRS
- Global services' strength on precious metal demand contributing to margins
- Record Q2 margins in North America and Europe

ATM Managed Services / Digital Retail Solutions

- Strong growth and continuing momentum in all markets
- Record North America AMS/DRS organic growth rate
- Growth expected to accelerate in second half of 2025
  - Strong DRS installations
  - Completed onboarding of new large AMS customers

Increasing Full-Year Revenue Expectations, AMS/DRS Expected to be at Top End of Framework

BRINKS 8

Q2 Financial Results

10 Second-Quarter 2025 Results (non-GAAP, $ millions, except EPS) Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2025 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP Second Quarter 2023 results in the Appendix. Constant currency represents 2025 results at 2024 exchange rates. 1. Conversion is calculated as Free Cash Flow before dividends over Adjusted EBITDA. “CONV” represents Conversion. Revenue +4% Organic +5% Acq -% FX (1%) Adj. EBITDA +3% $1,216 $1,253 $1,301 2023 2024 2025 Constant Currency +5% Constant Currency +5% EPS -% Constant Currency +6% $1.27 $1.79 $1.79 2023 2024 2025 $194 $226 $232 2023 2024 2025 17.8% Margin 18.0% Margin 16.0% Margin TTM Free Cash Flow +47% Conversion of 48%1 $319 $296 $436 2023 2024 2025 48% CONV 32% CONV 39% CONV $132 $156 $165 2023 2024 2025 Operating Profit +6% Constant Currency +9% 10.8% Margin 12.4% Margin 12.6% Margin Diluted Share Count (6%)

11 Second-Quarter 2025 Revenue and Adjusted EBITDA vs 2024 (non-GAAP, $ millions) Revenue $1,253 $12 $49 $4 $1,318 ( $17 ) $1,301 2024 Revenue Organic Cash & Valuables Mgmt. Organic DRS & AMS Acq / Disp* 2025 Constant Currency Revenue FX 2025 Revenue Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2025 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Constant currency represents 2025 results at 2024 exchange rates. *Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses. % Change (1%)5% -% 4%5% Organic +$60 +1% +16% $232 $226 $11 $1 $238 ( $6 ) 2024 Adjusted EBITDA Organic Acq / Disp* 2025 Constant Currency EBITDA FX 2025 Adjusted EBITDA Adjusted EBITDA 18.0% Margin 17.8% Margin % Change 5% 5% (3%) 3% 18.1% Margin 1%

12 $165 ( $61 ) ( $31 ) $3 $76 $58 $61 $31 $7 $232 Op Profit Interest Expense Taxes Interest Income & Other Income from Continuing Ops D&A Interest Expense Taxes Stock Comp & Other Adj. EBITDA Second-Quarter 2025 Adjusted EBITDA vs 2024 (non-GAAP, $ millions, except EPS) 17.8% Margin 12.6% Margin Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2025 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. $6$-$6$4$2($5)($4)($6)($4)$9Vs. 2024

13 Capital Allocation Framework Notes: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the Second Quarter 2025 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Capital allocation priorities not shown in priority order. 1 Share repurchase capacity reflect capacity remaining under the current repurchase program as of June 30, 2025 Disciplined capital allocation model targeting at least 50% of FCF towards shareholder returns 2025 Free Cash Flow Conversion of 40% - 45% • Robust pipeline of opportunities • Deals require good strategic fit and strong return profile with meaningful synergies 2x - 3x Net Debt Target Accretive M&A Share Repurchase Return of Capital Organic Investments Dividends • Repurchased ~1.5M shares YTD • $166M capacity through 20251 • Consistent dividend increase policy • Expected to be below the top end of the range by year end • Strategic investments driving growth and profit margins

Third Quarter 2025 Guidance and Full Year 2025 Framework

(non-GAAP, $ millions, except EPS)

Full Year 2025 Framework

Organic Revenue Growth	**Mid-Single Digits**
AMS/DRS Organic Revenue Growth	**Mid to High Teens**
Adjusted EBITDA Margin Expansion	**+30bps - 50bps**
Free Cash Flow Conversion	**40% - 45%**
Shareholder Returns	**+50% of FCF**

- Expectations have increased on strong organic performance and H1 currency trends
  - Revenue up ~$75M
  - EBITDA up ~$20M
- Margin expansion, FCF conversion, and shareholder returns remain on track with original expectations

Third Quarter 2025 Guidance

Total Revenue	**$1,305 - $1,355**
Organic Growth	*3% - 6%*
Total Growth	*4% - 8%*
Adjusted EBITDA	**$240 - $260**
Margin	*~18.8%*
EPS	**$1.85 - $2.25**

- Consistent total organic growth
  - Accelerating AMS/DRS organic growth
  - Slight FX tailwinds at current rates
- Adjusted EBITDA reflects:
  - Flow-through of productivity actions
  - Revenue price / mix benefits
  - Lapping of prior year security loss

The 2025 Non-GAAP outlook amounts cannot be reconciled to GAAP without unreasonable effort, as we are unable to accurately forecast certain amounts that are necessary for reconciliation, including the impact of highly inflationary accounting on our Argentina operations, expenses relating to M&A transactions that may or may not occur in the quarter and other potential Non-GAAP adjusting items for which the timing and amounts are currently uncertain. The 2025 non-GAAP guidance assumes the continuation of current economic trends and reflects management's current assumptions regarding variables that are difficult to forecast, including those discussed in the Risk Factors set forth in the Company's filings with the Unites States Securities and Exchange Commission.

BRINKS 14

Appendix

16 Second-Quarter 2025 Revenue & Adjusted EBITDA by Segment vs 2024 ($ millions) Notes: See detailed reconciliation of non-GAAP to GAAP Segment Adjusted EBITDA results in the Appendix. Constant currency represents 2025 results at 2024 exchange rates. $412 $434 2024 2025 $72 $83 2024 2025 17.5% Margin 19.2% Margin $332 $319 2024 2025 $77 $68 2024 2025 23.3% Margin 21.3% Margin $200 $209 2024 2025 $45 $48 2024 2025 22.7% Margin 23.1% Margin Latin America Adj. EBITDA (12%)Revenue (4%) (1%)Constant currency 8% North America Adj. EBITDA 16%Revenue +5% +16%Constant currency +5% Europe Adj. EBITDA +19%Revenue +9% +13%Constant currency +4% Rest of World Adj EBITDA +7%Revenue +5% +4%Constant currency +2% Organic +5% +16% Acq – – FX – – Organic +7% (3%) Acq +1% +2% FX (12%) (11%) Organic +3% +14% Acq – (1%) FX +6% +6% Organic +2% +4% Acq/Disp – – FX +3% +3% $310 $338 2024 2025 $47 $56 2024 2025 16.4% Margin 15.0% Margin AMS/DRS Mix 30% AMS/DRS Mix 19% AMS/DRS Mix 43% AMS/DRS Mix 11%

17 Second-Quarter 2025 Revenue & Operating Profit by Segment vs 2024 ($ millions) Note: Constant currency represents 2025 results at 2024 exchange rates. $412 $434 2024 2025 $52 $62 2024 2025 12.5% Margin 14.3% Margin $332 $319 2024 2025 $63 $55 2024 2025 19.1% Margin 17.2% Margin $200 $209 2024 2025 $39 $41 2024 2025 19.5% Margin 19.7% Margin Latin America Operating Profit (13%)Revenue (4%) (1%)Constant currency +8% North America Operating Profit +21%Revenue +5% +21%Constant currency +5% Europe Operating Profit +23%Revenue +9% +16% Constant currency +4% Rest of World Operating Profit +6%Revenue +5% +3%Constant currency +2% Organic +5% +21% Acq -- -- FX -- -- Organic +7% (4%) Acq +1% +3% FX (12%) (12%) Organic +3% +18% Acq – (2%) FX +6% +7% Organic +2% +3% Acq/Disp – – FX +3% +2% $310 $338 2024 2025 $32 $40 2024 2025 11.7% Margin 10.4% Margin

18 Net Debt and Leverage Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the Second Quarter 2025 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 1. Net of unamortized debt issuance costs of $12 million as of 12/31/2024 and $11 million as of 6/30/2025. 2. Net Debt divided by Adjusted EBITDA. (Non-GAAP, $ millions)Leverage Expected Below Top End of 2-3x Range by Year End 2025 $912 $915 Q4 2024 TTM Q2 2025 TTM Net Debt Adjusted EBITDA and Financial Leverage Adjusted EBITDA $1,388 $1,389 $1,194 $1,468 $2,582 $2,858 12/31/2024 6/30/2025 Unsecured Senior Notes1 Secured Net Debt 3.1 2.8Leverage Ratio2

19 Cash Remains Resilient Even in Advanced Markets 1. US Federal Reserve 2025 Diary of Consumer Payment Choice – link in appendix 2. European Central Bank – 2024 Study on the Payment Attitudes of Consumers in the Euro area (SPACE) – link in Appendix Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Appendix of this presentation Proven Track Record of Growth CAGR 2020 - 2024 8% Revenue 13% Adj EBITDA 18% Free Cash Flow 83% of US consumers used cash in last 30 days1 92% of US consumers plan to use cash in the future1 52% of POS payments in Europe were made in cash2 22% of Europeans prefer to pay with cash at POS2 US cash payments have been consistent since 20211 Organic Revenue Growth 7% -0.5% 4% 7% 6% 4% 5% 3% 6% 6% 7% 6% -7% 5% 12% 9% 12% 4% - 6% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 PandemicGreat Recession Target

20 Independent Cash Market Studies US Federal Reserve 2025 Diary of Consumer Payment Choice European Central Bank 2024 Study on the Payment Attitudes of Consumers in the Euro area (SPACE)

21 2023 Non-GAAP Results Reconciled to GAAP The Brink’s Company and subsidiaries (In millions, except for per share amounts) Amounts may not add due to rounding. a. See “Other Items Not Allocated To Segments” on slides 23-24 for details. b. See "Reconciliations of Non-GAAP to GAAP Measures" on slides 25-26 for details. c. Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate was 24.8% for 2023. d. There is no difference between GAAP and non-GAAP share-based compensation amounts for the periods presented. e. Due to the impact of Argentina highly inflationary accounting, there was a $0.3 million non-GAAP adjustment for a loss in the second quarter of 2023. 2023 Q2 EPS: $ 0.68GAAP 0.01Reorganization and Restructuring(a) 0.27Acquisitions and dispositions(a) 0.24Argentina highly inflationary impact(a) (0.03)Retirement plans(b) 0.09Valuation allowance on tax credits(b) 0.01Income tax rate adjustment(c) $ 1.27Non-GAAP Operating Profit: $ 105.6GAAP 15.0Acquisitions and dispositions(a) 11.0Argentina highly inflationary impact(a) 0.2Chile Antitrust(a) $ 131.8Non-GAAP

22 Non-GAAP Results Reconciled to GAAP (2023 Adj EBITDA) The Brink’s Company and subsidiaries (In millions, except for per share amounts) Non-GAAP results should not be considered as an alternative to results determined in accordance with GAAP and should be read in conjunction with their GAAP counterparts. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. The items excluded from non-GAAP measures are considered by us to be nonrecurring, infrequent or unusual costs and gains as well as other items not considered part of our operations and revenue generating activities. Non-recurring and infrequent items are items that are not reasonably expected to recur in the following two years. Amounts may not add due to rounding. See slide 21 for footnote explanations. 2023 Q2 Adjusted EBITDA: $ 32.1Net income (loss) attributable to Brink's 51.1Interest expense 23.4Income tax provision 69.6Depreciation and amortization $ 176.2EBITDA 0.1Discontinued operations (0.1)Reorganization and Restructuring(a) 0.7Acquisitions and dispositions(a) 10.0Argentina highly inflationary impact(a) 0.2Chile antitrust matter(a) (1.9)Retirement plans(b) 0.3Income tax rate adjustment(c) 8.3Share-based compensation(d) 0.5Marketable securities (gain) loss(e) $ 194.3Adjusted EBITDA

23 Other Items Not Allocated to Segments (Unaudited) The Brink’s Company and subsidiaries (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. See below for a summary of the other items not allocated to segments. Reorganization and Restructuring Costs associated with certain reorganization and restructuring actions are excluded from reported non-GAAP results. These items include primarily severance charges and asset impairment losses. The 2022 Global Restructuring Plan was designed to, among other things, enable growth, reduce costs and related infrastructure, and to mitigate the potential impact of external economic conditions in light of the COVID-19 pandemic. Other restructuring actions were primarily in response to the COVID-19 pandemic and a decision to exit a line of business in our Canada operating unit. Due to the unusual nature of the underlying events that led to these actions, the charges are not considered part of the Company's operations and revenue generating activities. Management has excluded these amounts when evaluating internal performance. As such, they have not been allocated to segment or Corporate results and are excluded from non-GAAP results. 2022 Global Restructuring Plan In the first quarter of 2023, management completed the review and approval of the previously announced restructuring plan across our global business operations. The actions were taken to enable growth, reduce costs and related infrastructure, and to mitigate the potential impact of external economic conditions. In total, we have recognized $34.2 million in charges under this program, including $10.1 million in the first six months of 2023. The actions under this program were substantially completed in 2024. Severance actions from this restructuring plan reduced our global workforce by approximately 3,200 positions. Other Restructurings Management periodically implements restructuring actions in targeted sections of our business. As a result of these actions, we recognized $4.1 million net costs in the first six months of 2023, primarily severance costs. The majority of the costs in 2023 result from the exit of a line of business in a specific geography with most of the remaining costs due to management initiatives to address the COVID-19 pandemic. The actions were substantially completed in 2024. Acquisitions and dispositions Certain acquisition and disposition items are not part of the Company's operations and revenue generating activities. These items include non-cash amortization expense for acquisition-related intangible assets, as well as integration, transaction, restructuring and certain compensation costs. All of the items are significantly impacted by the timing and nature of our acquisitions and dispositions, and many are inconsistent in amount and frequency. Management has excluded these amounts when evaluating internal performance. Therefore, we have not allocated these amounts to segment or Corporate results and have excluded these amounts from non-GAAP results. These items are described below:

24 Other Items Not Allocated to Segments (Unaudited) The Brink’s Company and subsidiaries (In millions) 2023 Acquisitions and Dispositions • Amortization expense for acquisition-related intangible assets was $28.6 million in the first six months of 2023. • We derecognized a contingent consideration liability related to the NoteMachine business acquisition and recognized a gain of $4.8 million. • We recognized $3.3 million in charges in Argentina in the first six months of 2023 for an inflation-adjusted labor increase to expected payments to union workers of the Maco Transportadora and Maco Litoral businesses (together, "Maco"). • Net charges of $2.6 million were incurred for post-acquisition adjustments to indemnification assets related to previous business acquisitions. • We incurred $1.2 million in integration costs, primarily related to PAI, in the first six months of 2023. • Transaction costs related to business acquisitions were $2.4 million in the first six months of 2023. • We recognized a $2.0 million loss on the disposition of Russia-based operations in the first six months of 2023. • Compensation expense related to the retention of key PAI employees was $1.0 million in the first six months of 2023. Argentina highly inflationary impact Beginning in the third quarter of 2018, we designated Argentina's economy as highly inflationary for accounting purposes. As a result, Argentine peso-denominated monetary assets and liabilities are now remeasured at each balance sheet date to the currency exchange rate then in effect, with currency remeasurement gains and losses recognized in earnings. In addition, nonmonetary assets retain a higher historical basis when the currency is devalued. The higher historical basis results in incremental expense being recognized when the nonmonetary assets are consumed. In the first six months of 2023, we recognized $22.2 million in pretax charges related to highly inflationary accounting, including currency remeasurement losses of $18.2 million. Highly inflationary adjustments also impact gains and losses on marketable securities due to the change in exchange rates. These non-cash charges are not part of the Company's operations and revenue generating activities. Management has excluded these amounts when evaluating internal performance. As such, they have not been allocated to segment or Corporate results and are excluded from non-GAAP results. Chile antitrust matter We recognized an estimated loss of $9.5 million in the third quarter of 2021 and recognized additional amounts in subsequent years (which were primarily related to changes in currency rates). Overall, these charges related to a potential fine associated with an investigation by the Chilean Fiscalía Nacional Económica or "FNE" (the Chilean antitrust agency). The investigation is related to potential anti- competitive practices among competitors in the cash logistics industry in Chile. These costs are not considered part of the Company's operations and revenue generating activities. Additionally, the nature of these amounts, including the estimated loss and associated third-party costs, is such that they are not reasonably likely to recur within two years, nor were there similar charges within the prior two years of the underlying event. Management has excluded these amounts when evaluating internal performance. Therefore, these amounts have not been allocated to segment or Corporate results and are excluded from non-GAAP results.

25 Non-GAAP Measures and Reconciliations to GAAP Measures Non-GAAP measures described below and included in this filing are financial measures that are not required by or presented in accordance with GAAP. The purpose of the disclosure of these non-GAAP measures is to report financial information from the primary operations of our business by excluding the effects of certain income and expenses that do not reflect the ordinary earnings of our operations. These non-GAAP financial measures are intended to provide investors with a supplemental comparison of our operating results and trends for the periods presented. Our management believes these measures are also useful to investors as such measures allow investors to evaluate our performance using the same metrics that our management uses to evaluate past performance and prospects for future performance. The reconciliations in the tables below include adjustments that we do not consider reflective of our operating performance as they result from events and circumstances that are not a part of our core business. Additionally, certain non-GAAP results, including non-GAAP operating profit, are utilized as performance measures in certain management incentive compensation plans. Non-GAAP results should not be considered as an alternative to results determined in accordance with GAAP and should be read in conjunction with their GAAP counterparts. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. The items excluded from non-GAAP measures are considered by us to be nonrecurring, infrequent or unusual costs and gains as well as other items not considered part of our operations and revenue generating activities. Non-recurring and infrequent items are items that are not reasonably expected to recur in the following two years. In addition to the rationale described above, we believe the following non-GAAP metrics are helpful to investors in assessing results of operations consistent with how our management evaluates performance: Non-GAAP operating profit and Non-GAAP operating profit margin: Non-GAAP operating profit equals GAAP operating profit excluding Other Items not Allocated to Segments. Non-GAAP operating margin equals non-GAAP operating profit divided by revenues. • Non-GAAP income from continuing operations attributable to Brink's: This measure equals GAAP income from continuing operations attributable to Brink's excluding Other Items not Allocated to Segments as well as certain retirement plan expenses/gains and unusual adjustments to deferred tax asset valuation allowances. • Earnings Before Interest Expense, Income Taxes, Depreciation and Amortization ("EBITDA") and Adjusted EBITDA: EBITDA is calculated by starting with net income attributable to Brink's and adding back the amounts for interest expense, income taxes, depreciation and amortization. Adjusted EBITDA equals EBITDA excluding the applicable impacts of Other Items not Allocated to Segments as well as certain retirement plan expenses/gains, unusual adjustments to deferred tax asset valuation allowances, income tax rate adjustment, share-based compensation and marketable securities (gain) loss. • Non-GAAP diluted earnings per share ("EPS") from continuing operations attributable to Brink's common shareholders: This measure equals non-GAAP income from continuing operations attributable to Brink's divided by diluted shares. • Impact of Acquisitions/ Dispositions: This measure represents the impact of acquisitions or dispositions without a full year of reported results in either comparable period. • Currency Effect: This measure consists of the effects of Argentina devaluations under highly inflationary accounting and the sum of monthly currency changes. Monthly currency changes represent the accumulation throughout the year of the impact on current period results of changes in foreign currency rates from the prior year period. • Non-GAAP pre-tax income, Non-GAAP income tax and Non-GAAP effective income tax rate: Non-GAAP pre-tax income and non-GAAP income tax equal their GAAP counterparts excluding the applicable impacts of Other Items not Allocated to Segments as well as certain retirement plan expenses/gains and unusual adjustments to deferred tax asset valuation allowances. Non-GAAP effective income tax rate equals non-GAAP income tax divided by non-GAAP pre-tax income. •

26 Non-GAAP Measures and Reconciliations to GAAP Measures In addition to the rationale described above, we believe the following non-GAAP metrics are helpful in assessing cash flow and financial leverage consistent with how our management evaluates performance: Free Cash Flow before Dividends: This non-GAAP measure reflects Management’s calculation of cash flows that are available for capital or investing activities such as paying dividends, share repurchases, debt, acquisitions and other investments. The measure is calculated as net cash flows from operating activities, adjusted to exclude certain operating activities related to cash that is not available for corporate purposes, including the impact of cash flows from restricted cash held for customers, as well as cash received and processed in certain of our secure cash management services operations. The resulting amount is further adjusted to include the impact of cash flows related to equipment used to operate our business, including capital expenditures, cash proceeds from sale of property and equipment, as well as proceeds from lessor debt financing. The latter item, which is part of cash flows from financing activities and relates to the subsequent financings of certain capital expenditures, was added to our calculation in the second quarter of 2024 as we believe such cash flows are similar in nature to transactions reported in Investing Activities, which have historically been included in our calculation. Prior amounts were recast to reflect this change. • Net Debt: Net Debt equals total debt less cash and cash equivalents available for general corporate purposes. We exclude from cash and cash equivalents amounts held by our cash management services operations, as such amounts are not considered available for general corporate purposes. • Reconciliations of Non-GAAP to GAAP Measures Non-GAAP measures are reconciled to comparable GAAP measures in the tables below. Amounts reported for prior periods have been updated in this report to present information consistently for all periods presented. Most of the reconciling adjustments are described in Other Items Not Allocated to Segments on Slides 24-25. Additional reconciling items include the following: Retirement plans We incur costs, such as interest expense and amortization of actuarial gains and losses, associated with certain retirement plans that have been frozen to new entrants. Furthermore, we also incur non-cash settlement charges and curtailment gains related to all of our retirement plans. These costs and gains are not considered to be part of the Company's operations and revenue generating activities. Management has excluded these amounts when evaluating internal performance. Therefore, they are excluded from non-GAAP results. Valuation allowance on tax credits As a result of new foreign tax credit regulations, we released a valuation allowance on deferred tax assets and recorded a significant income tax credit in 2022. We then re- established some of the valuation allowance in 2023 primarily related to adjustments to the previous foreign tax credit changes, resulting in a significant incremental income tax expense. In 2024, we released an incremental valuation allowance on deferred tax assets that was otherwise expected to expire and recorded a tax credit. The gains and charges related to major tax law changes that impacted U.S. foreign tax credits. These gains and charges are not considered to be part of the Company's operations and revenue generating activities. Management has excluded these amounts when evaluating internal performance. Therefore, they are excluded from non-GAAP results. Change in restricted cash held for customers Restricted cash held for customers is not available for general corporate purposes such as payroll, vendor invoice payments, debt repayment, or capital expenditures. Because the cash is not available to support the Company's operations and revenue generating activities, management excludes the changes in the restricted cash held for customers balance when assessing cash flows from operations. We believe that the exclusion of the change in restricted cash held for customers from non-GAAP operating cash flows is helpful to users of the financial statements as it presents this financial measure consistent with how management assesses this liquidity measure. Change in certain customer obligations The title to cash received and processed in certain of our secure cash management services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and is thus not available for general corporate purposes. Because the cash is not available to support our operations and revenue generating activities, management excludes the changes in this specific cash balance when assessing cash flows from operations. We believe that the exclusion of the change in this cash balance from our non-GAAP operating cash flows measure is helpful to the users of our financial statements as it presents this financial measure consistent with how our management assesses this liquidity measure. Amounts held by cash management services operations As described above, cash held in certain of our secure cash management services operations is not available to support our operations and revenue generating activities. Therefore, management excludes this specific cash balance when assessing our liquidity and capital resources, and in our computation of Net Debt. We believe that the exclusion of this cash balance from our non-GAAP Net Debt measure is helpful to the users of our financial statements as it presents this financial measure consistent with how our management assesses this liquidity measure.

27 Non-GAAP Reconciliation – Segment Adjusted EBITDA The Brink’s Company and subsidiaries (In millions) 20252024Segment Adjusted EBITDA: Q2Q2 Segment Adjusted EBITDA Add back: Depreciation and amortization GAAP amounts Segment Adjusted EBITDA Add back: Depreciation and amortization GAAP amounts Operating Profit: 83.220.9$ 62.372.020.3$ 51.7North America 67.912.955.077.214.063.2Latin America 55.516.039.546.614.432.2Europe 48.37.141.245.36.339.0Rest of World 254.956.9198.0241.155.0186.1Total Segment 0.7(33.5)0.9(30.5)Corporate 2.2(30.6)17.2(39.6)Other Items not Allocated to Segments $ 133.9$ 116.0Total operating profit (60.9)(56.5)Interest expense 1.812.5Interest and other nonoperating income (expense) (27.2)(22.1)Provision for income taxes (0.2)(0.1)Income (expense) from discontinued operations, net of tax (3.7)(3.6)Net income attributable to noncontrolling interests $ 43.7$ 46.2Net income attributable to Brink’s

28 Adjusted EBITDA Reconciliation The Brink’s Company and subsidiaries (In millions) (a) See detailed reconciliations of the Second Quarter 2025 and the Second Quarter 2024 Segment Adjusted EBITDA in the Appendix. (b) See detailed reconciliations of non-GAAP to GAAP results on slide 29. (c) There is no difference between GAAP and non-GAAP share-based compensation amounts for the periods presented. (d) Due to the impact of Argentina highly inflationary accounting, there was a $0.2 million non-GAAP adjustment for a loss in the second quarter of 2024 and a $3.7 million non-GAAP adjustment for a loss in the second quarter of 2025. 20252024 Q2Q2 $ 83.2$ 72.0North America 67.977.2Latin America 55.546.6Europe 48.345.3Rest of World $ 254.9$ 241.1Total segment adjusted EBITDA(a) (33.5)(30.5)Corporate expenses 0.70.9Corporate depreciation and amortization 5.610.8Interest and other nonoperating income (expense)(b) (2.5)(3.6)Net income attributable to noncontrolling interests(b) 8.17.3Share-based compensation(c) (1.3)(0.1)Marketable securities (gain) loss(d) $ 232.0$ 225.9Consolidated adjusted EBITDA

29 2024-2025 Non-GAAP Results Reconciled to GAAP The Brink’s Company and subsidiaries (In millions) (a) See “Other Items Not Allocated To Segments” details included in the Second Quarter 2025 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. We do not consider these items to be reflective of our operating performance as they result from events and circumstances that are not a part of our core business. (b) See "Reconciliations of Non-GAAP to GAAP Measures" on slides 25-26 for details. (c) Non-GAAP net income attributable to noncontrolling interests has been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate was 23.2% for 2024 and was 24.8% for 2023. 20252024 Q2Q2 Interest and other nonoperating income (expense): $ 1.8$ 12.5GAAP 1.5—Acquisitions and dispositions(a) 3.70.2Argentina highly inflationary impact(a) (1.4)(1.9)Retirement plans(b) $ 5.6$ 10.8Non-GAAP Net income attributable to noncontrolling interests: $ 3.7$ 3.6GAAP 0.20.3Acquisitions and dispositions(a) (1.4)(0.3)Income tax rate adjustment(c) $ 2.5$ 3.6Non-GAAP

2022-2023 Non-GAAP Reconciliation – Cash Flows

The Brink's Company and subsidiaries
(In millions)

	Six Months 2022	Full Year 2022	Six Months 2023	Full Year 2023
Cash flows provided from (used in) operating activities - GAAP	$ 41.1	$ 479.9	$ 105.3	$ 702.4
(Increase) decrease in restricted cash held for customers[a]	(3.5)	(50.0)	16.2	(59.5)
(Increase) decrease in customer obligations[a]	(5.3)	(50.0)	32.4	(66.0)
Capital expenditures	(83.4)	(182.6)	(89.4)	(202.7)
Proceeds from sale of property, equipment and investments	2.0	5.7	1.0	18.4
Proceeds from lessor debt financing	19.2	19.4	1.4	7.5
Free cash flow before dividends[a]	$ (29.9)	$ 222.4	$ 66.9	$ 400.1

(a) Free cash flow before dividends is a supplemental financial measure that is not required by, or presented in accordance with, GAAP.
See slides 25-26 for further information and descriptions of the adjustments.

BRINKS 30

31 2024-2025 Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries (In millions) a) Net Debt is a supplemental non-GAAP financial measure that is not required by or presented in accordance with GAAP. See slides 25-26 for further information and descriptions of the adjustments. Included within Net Debt is net cash from our Argentina operations of $16.9 million at June 30, 2025 and $104 million at December 31, 2024. June 30,December 31, 20252024 Debt: $ 181.7$ 149.3Short-term borrowings 3,941.43,746.9Long-term debt 4,123.13,896.2Total Debt Less: 1,376.81,395.3Cash and cash equivalents (111.2)(81.3)Amounts held by Cash Management Services operations(a) 1,265.61,314.0Cash and cash equivalents available for general corporate purposes $ 2,857.5$ 2,582.2Net Debt(a)